                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 6, 2003

                         Commission File Number: 000-27067

                         Communitronics of America, Inc.
             (Exact name of registrant as specified in its chapter)

                  Utah                                 87-0285684
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

              2459 East Sunrise Blvd. Ft. Lauderdale, FL         33304
              (Address of principal executive offices)         (Zip Code)

                                 (954) 567-5830
              (Registrant's telephone number, including area code)

                 27955 Hwy. 98, Suite WW, Daphne, Alabama 36526
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Carlos A. Pichardo was elected Secretary of Communitronics of America. Anthony
R. Cucchi was elected President of Communitronics of America. David Pressler's
Employment contract for Chief Executive Officer with Communitronics of America was cancelled. David Pressler has been removed from the Board of Directors of
Communitronics of America with written consent of the majority vote of the shareholders and the Board of Directors.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APPLICABLE

ITEM 5.  OTHER EVENTS

     NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     NOT APPLICABLE

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                  By: /s/ Carlos A. Pichardo
                                      ---------------------------------------
                                          Carlos A. Pichardo, Secretary/Director

                                      /s/ Anthony R. Cucchi
                                      ---------------------------------------
                                          Anthony R. Cucchi, Director

                                      /s/ Anthony Mellone
                                      ---------------------------------------
                                          Anthony Mellone, Director

                                      /s/ Larry Hartman
                                      ---------------------------------------
                                          Larry Hartman, Director

Date: January 8, 2003